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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported)              July 1, 2002
                                                --------------------------------



                                 AMERIPATH, INC.
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



          000-22313                                    65-0642485
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   (Commission File Number)                 (IRS Employer Identification No.)


                                 7289 Garden Road
                                    Suite 200
                          Riviera Beach, Florida 33404
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code            (561) 845-1850
                                                  ------------------------------


                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5    Other Events

On July 1, 2002, the Company issued a press release announcing the Company's increased malpractice costs and the proposed revisions to Medicare payment under the physician fee schedule for 2003.

 A copy of the press release, dated July 1, 2002, issued by the Company, relating to the above-described events is attached as an Exhibit to this report and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AMERIPATH, INC.



Dated: July 16, 2002                        By: /s/ Gregory A. Marsh
                                                --------------------
                                                Gregory A. Marsh
                                                Vice President and
                                                Chief Financial Officer

                                       2

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                                 Exhibit Index

Exhibit
  Number                                           Description
--------                                           -----------

  99.1                                       Press Release - July 1, 2002